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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 22, 2004



                            NET PERCEPTIONS, INC.
            (Exact name of Registrant as specified in its charter)

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             DELAWARE                                  000-25781                                41-1844584
 (State or other jurisdiction of                 (Commission File No.)                 (IRS Employer Identification
  incorporation or organization)                                                                   No.)
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                         ONE LANDMARK SQUARE, 22ND FLOOR
                           STAMFORD, CONNECTICUT 06901
          (Address of principal executive offices, including zip code)
                                 (203) 428-2040
              (Registrant's telephone number, including area code)


                    7700 FRANCE AVENUE SOUTH, EDINA, MN 55345
          (Former name or Former Address if Changed Since Last Report)

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ITEM 5.  Other Events and Required FD Disclosure.

         On June 25, 2004, the Company announced that it received notice from the staff of The Nasdaq Stock Market that the Company's common stock will be delisted from the Nasdaq SmallCap Market effective as of the opening of business on July 1, 2004. The Company strongly disagrees with the Staff's determination and has appealed to the Nasdaq Listing Qualifications Panel, which stays the delisting of the Company's securities pending the Panel's decision. Additional information concerning this matter is set forth in the Company's June 25, 2004 press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Information and Exhibits

     (c) Exhibits

         99.1   Press Release, dated June 25, 2004









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NET PERCEPTIONS, INC.


Date: June 25, 2004                       By: /s/ Nigel P. Ekern
                                              ---------------------------------
                                                  Nigel P. Ekern,
                                                  Chief Administrative Officer



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                                  EXHIBIT INDEX


Exhibit 99.1      Press Release, dated June 25, 2004